PROPERTY, PLANT AND EQUIPMENT, NET	12 Months Ended
Sep. 30, 2021
Property, Plant and Equipment [Abstract]
PROPERTY, PLANT AND EQUIPMENT, NET

NOTE 8— PROPERTY, PLANT AND EQUIPMENT, NET

Property, plant and equipment, net, consists of the following:

	September 30, 2021	September 30, 2020
Buildings	$1,065,736	$601,408
Machinery, equipment and furniture	2,037,311	1,920,530
Motor Vehicles	222,679	175,117
Construction-in-progress (“CIP”) (1)	17,555,078	12,832,806
Subtotal	20,880,804	15,529,861
Less: accumulated depreciation	(1,652,162)	(1,357,898)
Property, plant and equipment, net	$19,228,642	$14,171,963

Depreciation expense was $219,906, $226,527 and $222,486 for the years ended September 30, 2021, 2020 and 2019, respectively.

(1) Construction-in-progress (“CIP”) represents direct costs of construction incurred for the Company’s manufacturing facilities. On August 16, 2017, the Company’s VIE, Xi’an App-Chem Bio(Tech) Co.,Ltd. started to construct a new manufacturing plant in Tongchuan City (“Tongchuan Project”), Shaanxi Province, with total budget of RMB 95 million (approximately $14.7 million) for construction of the main body of the manufacturing plant, plant decoration and purchase of machinery and equipment. The total budget increased to RMB 114 million (approximately $17.7 million) on July 2, 2021 due to increased material and labor cost, as well as longer construction period caused by COVID-19 pandemic. The construction of Tongchuan Project is expected to be fully completed and put into production by December 2022.

BON NATURAL LIFE LIMITED AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 8— PROPERTY, PLANT AND EQUIPMENT, NET (continued)

On May 10, 2021, a subsidiary of the Company’s VIE, Gansu Baimeikang Bioengineering Co., Ltd. obtained a land use right and started to construct a new manufacturing plant in Yumen City (“Yumen Project”), Gansu Province, with total budget of RMB 40 million (approximately $6.2 million) including the construction of the main body of the manufacturing plant, plant decoration and purchase of machinery and equipment. As of September 30, 2021, RMB 20 million (approximately $3.1 million) has been invested on this CIP project. The construction of Yumen Project is expected to be completed by October 2022.

As of September 30, 2021, the Company has spent approximately RMB 113.4 million (approximately $17.6 million) on the CIP projects located in Tongchuan and Yumen, and future minimum capital expenditures on these two CIP projects are estimated to be approximately $5.1 million, among which approximately $2.3 million is required for the next 12 months. The Company currently plans to support its ongoing CIP project construction through cash flows from operations, net proceeds received from the IPO and bank borrowings.

As of September 30, 2021, future minimum capital expenditures on the Company’s two CIP projects are estimated as follows:

Years ending September 30,	Tongchuan CIP Project	Yumen CIP Project	Total
2022	$774,234	$1,548,467	$2,322,701
2023	493,563	1,300,712	1,794,275
2024	-	-	-
2025	-	-	-
2026	706,101	247,755	953,856
Total	$1,973,898	$3,096,934	$5,070,832